UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 15, 2005

SVB Financial Group

(Exact name of registrant as specified in its charter)

Delaware	000-15637	91-1962278
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3003 Tasman Drive, Santa Clara, CA 95054-1191

(Address of principal executive offices)  (Zip Code)

Registrant’s telephone number, including area code: (408) 654-7400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.142-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01                                             Regulation FD Disclosure.

On September 15, 2005, Marc Verissimo, Chief Strategy and Risk Management Officer, and Jack Jenkins-Stark, Chief Financial Officer, of SVB Financial Group (the “Company”) will present at the Lehman Brothers 2005 Financial Services Conference at The Hilton New York in New York City from 8:30 a.m. to 9:10 a.m., Eastern Time.

Mr. Verissimo will present an overview of the Company’s business and corporate strategy, and Mr. Jenkins-Stark will provide a financial update, including an update on the Company’s restatement process.

The conference will be webcasted live.  A copy of the press release announcing the presentation and webcast information and a copy of the presentation materials are attached hereto as Exhibits 99.1 and 99.2 and are incorporated herein by reference.

Item 9.01                                             Financial Statements and Exhibits.

(c)                                  Exhibits.

Exhibit No.	Description

99.1	Press Release, dated as of September 9, 2005, announcing presentation and webcast information.

99.2	Presentation Power Point Slides

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	September 15, 2005	SVB FINANCIAL GROUP

		By:	/s/ JACK JENKINS-STARK
Name: Jack Jenkins-Stark
Title: Chief Financial Officer

Exhibit Index

Exhibit No.	Description

99.1	Press Release, dated as of September 9, 2005, announcing presentation and webcast information.

99.2	Presentation Power Point Slides